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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


       Date of Report (Date of earliest event reported): November 1, 1996


                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.

        (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1996, providing for the issuance of Commercial
                    Pass-Through Certificates, Series 1996-C1


                    GMAC Commercial Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                      33-94448              23-2811925
      --------                      --------              ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

650 Dresher Road
Horsham, Pennsylvania                                     19044
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(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (215) 682-3480
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                                       -2-

         Item 5.           OTHER EVENTS.

                  On or about November 7, 1996, the Registrant expects to cause the issuance and sale of Commercial Pass-Through Certificates, Series 1996-C1 (the "Certificates") pursuant to a Trust Agreement, to be dated as of November 1, 1996, among the Registrant, GMAC Commercial Mortgage Corporation as master servicer and special servicer, and State Street Bank and Trust Company as trustee.

                  In connection with the expected sale of the Certificates, Goldman, Sachs & Co. ("Goldman") and Morgan Stanley & Co. Incorporated ("Morgan") (together, the "Underwriters") have advised the Registrant that Morgan has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 33-94448, which Computational Materials are being filed as exhibits to this report.

                  The Computational Materials have been provided by Morgan. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials were prepared by Morgan at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.




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                                       -3-

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


       (a)   FINANCIAL STATEMENTS.

             Not applicable.

       (b)   PRO FORMA FINANCIAL INFORMATION.

             Not applicable.

       (c)   EXHIBITS


                             Item 601 (a) of
             Exhibit         Regulation S-K
             Number          Exhibit No.                Description
             ------          -----------                -----------


             1                       99                 Computational Materials





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            GMAC COMMERCIAL MORTGAGE
                                            SECURITIES, INC.



                                            By: /s/  Elisa George
                                               ---------------------
                                            Name:  Elisa George
                                            Title: Vice President
                                                   and Authorized Signatory


Dated:  November 6, 1996


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                                  EXHIBIT INDEX


                      Item 601 (a) of                               Sequentially
       Exhibit        Regulation S-K                                Numbered
       Number         Exhibit No.         Description               Page
       ------         -----------         -----------               ----

          1                99             Computational Materials   P